SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-12

The Huntington Funds

Registration Nos. 811-05010 and 33-11905

(Name of Registrant as Specified In Its Charter/Declaration of Trust)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

THE HUNTINGTON FUNDS

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

November     , 2015

Dear Shareholder:

Huntington Balanced Allocation Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Real Strategies Fund, and Huntington Situs Fund (together, the “Funds”), each a series of The Huntington Funds (the “Trust”), will hold a special meeting of shareholders on December 18, 2015. I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposals that are being presented by the Board of Trustees of the Trust.

Among the proposals being presented to the shareholders of the Trust is the election of three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected. Shareholders are also being asked to approve Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc., and hereinafter referred to as “Rational” or the “Advisor”) as investment advisor of each Fund. Shareholders of the Huntington Global Select Markets Fund are also being asked to approve The Cambridge Strategy (Asset Management) Limited as its subadvisor. Finally, shareholders are being asked to approve a proposal to permit Rational, as the Funds’ investment advisor, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval. Subject to waiver by Rational Capital LLC, the parent company of Rational, at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of the Huntington Strategy Shares of certain proposals being submitted for their approval.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the proposals on the enclosed proxy card.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. Please follow the steps on the enclosed proxy card(s) to instruct us by internet or telephone, or by signing and returning the proxy card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.

If you should have any questions regarding these changes, please feel free to call Huntington Funds Shareholder Services at (800) 253-0412. Thank you for your continued investment in The Huntington Funds.

Sincerely,

Daniel Brewer
President and Chief Executive Officer

THE HUNTINGTON FUNDS

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

November     , 2015

Dear Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (each one a “Contract” and together “Contracts”) issued by a separate account (each one a “Separate Account” and together “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Shares of one or more series of The Huntington Funds (the “Trust”) have been purchased at your direction by an Insurance Company through one or more of the Separate Accounts to support contract values or fund benefits payable under your Contract. The Insurance Company (through its Separate Accounts through which your Contract was issued) is the record owner of shares of the series held in connection with your Contract.

As record owner of the shares of Huntington VA Dividend Capture Fund and Huntington VA Situs Fund (together, the “VA Funds”), the Insurance Companies have been asked by the Trust’s Trustees to approve these proposals. In this regard, and as is more fully explained in the attached proxy statement, the Trust is holding a meeting of its shareholders to consider approval of the proposal. As you may know, your Contract gives you the right to instruct the Insurance Company on how to vote the shares of each of the VA Funds that are attributable to your Contract at any meeting of the VA Funds’ shareholders at which shareholders are being asked to vote. We are writing to you to ask that you instruct us, either by telephone, internet or mail, in order that we may vote on your behalf at the meeting of shareholders of the VA Funds. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

I encourage you to take the time to read the enclosed proxy statement and cast your ballot for a special December 18, 2015 meeting of shareholders of the Trust. Your vote is vital to the outcome of the proposals that are being presented by the Board of Trustees of the Trust.

Among the proposals being presented to the shareholders of the Trust is the election of three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected. Shareholders are also being asked to approve Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc., and hereinafter referred to as “Rational” or the “Advisor”) as investment advisor and a new advisory fee schedule for each VA Fund. Further, shareholders of the VA Funds are being asked to approve a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Finally, shareholders are being asked to approve a proposal to permit Rational, as the VA Funds’ investment advisor, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval. Subject to waiver by Rational Capital LLC, the parent company of Rational, at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of the Huntington Strategy Shares of certain proposals being submitted for their approval.

The Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board recommendations, please vote FOR all the proposals on the enclosed voting instruction form.

Your vote is important. Please take a moment after reviewing the enclosed materials to provide us with your voting instructions. Please follow the steps on the enclosed proxy card(s) to instruct us by internet or telephone, or by signing and returning the proxy card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at the telephone number shown below.

If you should have any questions regarding these changes, please feel free to call Huntington Funds Shareholder Services at (800) 253-0412. Thank you for your continued investment in The Huntington Funds.

Sincerely,

Daniel Brewer
President and Chief Executive Officer

THE HUNTINGTON FUNDS

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

Notice of Special Meeting of Shareholders

To be held on December 18, 2015

To the Shareholders entitled to vote, and owners of variable annuity contracts or variable life insurance policies (each one a “Contract” and together, “Contracts”) issued by one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) entitled to give voting instructions in connection with a separate account of an Insurance Company.

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of the Huntington Balanced Allocation Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Real Strategies Fund, and Huntington Situs Fund (together, the “Funds”), and Huntington VA Dividend Capture Fund and Huntington VA Situs Fund (together, the “VA Funds”) of The Huntington Funds (the “Trust”) will be held at the Trust’s address at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, on December 18, 2015 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1.	To elect three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Funds and the VA Funds will vote on this proposal.

2.	To approve an Advisory Agreement between the Trust and Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc.) with regard to each Fund (Proposal 2). Shareholders of each of the Funds will vote on this proposal separately as to their respective Fund.

3.	To approve an Advisory Agreement between the Trust and Rational Advisors, Inc. with regard to each VA Fund (Proposal 3). Shareholders of each of the VA Funds will vote on this proposal separately as to their respective VA Fund.

4.	To approve a Subadvisory Agreement between Rational Advisors, Inc. and The Cambridge Strategy (Asset Management) Limited with regard to the Huntington Global Select Markets Fund (Proposal 4). Shareholders of Huntington Global Select Markets Fund will vote on this proposal separately.

5.	To approve a Distribution Plan under Rule 12b-1 (the “Rule 12b-1 Plan”) with regard to each VA Fund (Proposal 5). Shareholders of each of the VA Funds will vote on this proposal separately as to their respective VA Fund.

6.	To approve a proposal to permit Rational Advisors, Inc., as the investment advisor to all the Funds and the VA Funds, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval (Proposal 6). Shareholders of the Funds and VA Funds will vote on this proposal separately as to their respective Fund or VA Fund.

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Subject to waiver by Rational Capital LLC, the parent company of Rational Advisors, Inc., at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of the Huntington Strategy Shares of certain proposals being submitted for their approval. The Trust’s Board of Trustees recommends that shareholders of the Funds and the VA Funds vote to approve the proposals applicable to them.

The Board of Trustees has fixed the close of business on November 4, 2015 as the Record Date for determination of shareholders of the Funds and VA Funds entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet – log on [at the Internet address provided on the proxy card]

•	By telephone – call [the toll-free number listed on the proxy card]

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	In Person – at the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

Certain separate accounts (each one a “Separate Account” and together “Separate Accounts”) of the Insurance Companies supporting Contracts issued by the Insurance Companies are the only shareholders of the VA Funds. However, each Insurance Company hereby solicits, and agrees to vote the shares of the VA Funds at the Meeting in accordance with, timely instructions received from Contracts owners having contract values allocated to a Separate Account invested in such shares. Each Insurance Company will vote all of its shares of the VA Funds held by a Separate Account in the same proportion (for, against or abstain) as those shares held by the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions. This may result in a relatively small number of Contract owners determining the vote with respect to the proposal.

As a Contract owner of record at the close of business on the Record Date, you have the right to instruct the Insurance Company as to the manner in which shares of the VA Funds attributable to your Contract should be voted. Please use the enclosed proxy to give your voting instructions.

By order of the Board of Trustees
Jay S. Fitton
Secretary
The Huntington Funds

November     , 2015

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately follow this notice. It is important that the proxy be voted promptly. After you have given us instructions, you have the right to revoke those instructions prior to or at the meeting of shareholders.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o
	John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr.,
Executor

The Huntington Funds

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(800) 253-0412

Special Meeting of Shareholders

To be held on December 18, 2015

PROXY STATEMENT

This Proxy Statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” or “Trustees”) of The Huntington Funds (the “Trust”), a Delaware statutory trust, to shareholders of the Huntington Balanced Allocation Fund, Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Real Strategies Fund, and Huntington Situs Fund (together, the “Funds”), and Huntington VA Dividend Capture Fund and Huntington VA Situs Fund (together, the “VA Funds”), each a separate investment portfolio of the Trust.

The proxies will be used at a special meeting of shareholders to be held on December 18, 2015 at 2:00 p.m. Eastern time (the “Meeting”) and any adjournments thereof, at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement and the proxy card is on or about November 18, 2015, or as soon as practicable thereafter. The close of business on November 4, 2015 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of the Record Date, the Trust had outstanding the following shares and classes of each Fund and VA Fund that were outstanding and entitled to vote:

	Share Class	Number of Shares

Huntington Balanced Allocation Fund	Class A

Huntington Dividend Capture Fund	Class A
Institutional
Class C

Huntington Global Select Markets Fund	Class A
Institutional

Huntington Real Strategies Fund	Class A
Institutional

Huntington Situs Fund	Class A
Institutional
Class C

Huntington VA Dividend Capture Fund

Huntington VA Situs Fund

At the Meeting, shareholders will be asked:

1.	To elect three Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Funds and the VA Funds will vote on this proposal.

2.	To approve an Advisory Agreement between the Trust and Huntington Asset Advisors, Inc. (to be renamed Rational Advisors, Inc. (“Rational” or the “Advisor”)) with regard to each Fund (Proposal 2). Shareholders of each of the Funds will vote on this proposal separately as to their respective Fund.

3.	To approve an Advisory Agreement between the Trust and Rational with regard to each VA Fund (Proposal 3). Shareholders of each of the VA Funds will vote on this proposal separately as to their respective VA Fund.

4.	To approve a Subadvisory Agreement between Rational and The Cambridge Strategy (Asset Management) Limited (“Cambridge”) with regard to the Huntington Global Select Markets Fund (Proposal 4). Shareholders of Huntington Global Select Markets Fund will vote on this proposal separately.

5.	To approve a Distribution Plan under Rule 12b-1 (the “Rule 12b-1 Plan”) with regard to each VA Fund (Proposal 5). Shareholders of each of the VA Funds will vote on this proposal separately as to their respective VA Fund.

6.	To approve a proposal to permit Rational, as the investment advisor to all the Funds and the VA Funds, to rely on an exemptive order to hire and replace subadvisors or to modify subadvisory agreements without shareholder approval (Proposal 6). Shareholders of the Funds and VA Funds will vote on this proposal separately as to their respective Fund or VA Fund.

7.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Subject to waiver by Rational Capital LLC, the parent company of Rational, at its sole discretion, all proposals are contingent on shareholder approval of each of the other proposals, as well as approval by the shareholders of the Huntington Strategy Shares of certain proposals being submitted for their approval.

Certain separate accounts (each one a “Separate Account” and together “Separate Accounts”) of the Insurance Companies supporting Contracts issued by the Insurance Companies are the only shareholders of the VA Funds. However, each Insurance Company has agreed to vote the shares of the VA Funds at the Meeting in accordance with the timely instructions received from Contract Owners having contract value allocated to its Separate Accounts and invested in such VA Fund shares on the Record Date. Each Insurance Company will vote all of its shares of the VA Funds held by a Separate Account in the same proportion (for, against or abstain) as those shares of the Separate Account for which the Insurance Company receives timely instructions from persons entitled to give voting instructions.

The Trust is a statutory trust that was organized under Delaware law, and is registered with the Securities and Exchange Commission (the “Commission” or “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues nine series of shares, each series representing a fractional undivided interest in a particular investment portfolio and having a different investment objective and different investment policies. The proposals in this Proxy Statement apply only to shareholders of the Funds and the VA Funds.

Huntington Asset Advisors, Inc. (“HAA”), located at Huntington Plaza, 37 West Broad Street, Columbus, Ohio 43215, currently serves as the investment advisor to each Fund and VA Fund. Unified Financial Securities, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, serves as the distributor of the Funds and the VA Funds. Huntington Asset Services, Inc. (“HASI”) serves as Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent to the Trust, and is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

Copies of the Trust’s most recent annual and/or semi-annual reports are available free of charge via the Internet at www.huntingtonfunds.com, by calling 800-253-0412, or by writing to the Trust at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. A copy of this Proxy Statement is also available via the Internet at [                    /the Internet address provided on the proxy card].

General Voting Information

This Proxy Statement is being furnished to shareholders of the Funds and the VA Funds on behalf of the Board of the Trust in connection with the solicitation of votes from shareholders in connection with a meeting of the Trust’s shareholders to be held on December 18, 2015. The Board has called the Meeting to consider the matters indicated on the cover page of this Proxy Statement.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the applicable proposals contained in this Proxy Statement.

To be counted, a shareholder’s vote must be submitted either by telephone or through the internet or via a properly executed proxy card mailed to the Proxy Tabulator, AST Fund Solutions, LLC, by 5:00 p.m. Eastern time on December 17, 2015 or by attendance at the Meeting.

Each share of a Fund or VA Fund is entitled to one vote. Fractional shares are entitled to a proportionate fractional vote, which will be counted. A shareholder of a VA Fund may vote his beneficial shares out of his ownership of units in the Separate Account that funds a Contract and that are attributable to the relevant VA Fund entitled to vote on a proposal. The presence in person or by proxy of at least one-third of the outstanding shares of the Trust will constitute a quorum for the purpose of voting on Proposal 1 at the Meeting, while Proposals 2-6 require the presence in person or by proxy of at least one-third of the outstanding shares of each relevant Fund or VA Fund for the purpose of voting at the Meeting. Because the Separate Accounts hold of record all the outstanding shares of the VA Funds, all shares of the VA Funds will be present at the Meeting.

For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals.

If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Approval of Proposal 1 requires a plurality of the votes cast when a quorum is present. Approval of Proposals 2-6 requires the “affirmative vote of a majority of the outstanding shares” of the relevant funds of the Trust at the close of business on the record date, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities of the fund that are present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the fund. Because “affirmative” votes are necessary to approve each proposal, a vote to “abstain” on a proposal has the same effect as an instruction to vote “against” the proposal.

The cost of solicitation, including the printing and mailing of proxy materials, will be borne by Rational Capital LLC, the parent of the proposed new investment advisor to the Trust, or one of its affiliates. The solicitation of instructions will be made primarily by mail, but may include telephone, electronic or oral communications by officers, employees or agents of the Trust or its affiliates. The anticipated total cost of soliciting proxies is approximately $        .

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees held a number of meetings in September and October 2015, including in person meetings held on October 16 and October 27, 2015, to discuss the proposals contained in this Proxy Statement. The Board, including those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act), voted unanimously to approve the proposals. The Board of Trustees recommends that you vote “FOR” each of the proposals contained in this Proxy Statement.

PROPOSAL 1: TO ELECT THREE TRUSTEES

TO THE BOARD OF TRUSTEES

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL SERIES)

It is proposed that the three nominees described herein (the “Nominees”) be elected to the Trust’s Board at the Meeting. If elected, the three Nominees would join Mark Shary, one of the current Trustees who was previously elected to the Board of the Trust by shareholders, and would constitute a full Board of four Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Trust’s Declaration of Trust, as amended (“Declaration of Trust”), does not require the annual election of trustees. Under the Declaration of Trust and the 1940 Act, any vacancy may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds (2/3) of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.

The role of the Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review each funds’ performance and oversee the services provided to the Trust by the investment advisor, subadvisors and the Trust’s other service providers. During the fiscal year ended December 31, 2014, the Board of Trustees met four times in regularly scheduled meetings and five times for special meetings, with all Trustees attending at least 75 percent of the meetings.

There are a number of legal and regulatory requirements applicable to the composition of the Trust’s Board. In addition to the requirements of the governing documents of the Trust discussed above, the 1940 Act permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its advisor, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested directors/trustees are referred to herein as “Independent Trustees.” All the Nominees will be considered non-interested with respect to the new advisor and subadvisor.

The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.

Each of the Nominees has agreed to serve as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.

The following table sets forth the names, ages, principal occupations and other information relating to the Trustee/Nominees. Unless otherwise noted, the address of each Nominee will be c/o Rational Funds, 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. There is no stated term of office for Trustees.

Independent Trustee
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/Trustee**	Other Directorships Held by Nominee
Mark D. Shary 55	Trustee	Indefinite Term; Began Serving: November 2010	Managing Director, ET Partner (consulting) (2008 - present); Private investor (2007 – present).	[9]	Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit).

Independent Nominees
Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/Trustee**	Other Directorships Held by Nominee
Tobias Caldwell 48	Trustee Nominee	N/A	Managing member, Bear Properties, LLC (2006 - present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).	[ ]	Lead independent trustee and Chair of Audit Committee, Mutual Fund Series Trust, [ ] funds (2006-present).
Stephen P. Lachenauer 48	Trustee Nominee	N/A	Attorney, private practice.	[9]	N/A
Donald McIntosh 47	Trustee Nominee	N/A	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	[9]	N/A

*	The term of office of each Trustee is indefinite.
**	The ‘Fund Complex’ will include the Trust, Huntington Strategy Shares and Mutual Fund Series Trust.

Executive officers of the Trust who are not trustees

The following table contains information about the individuals who will be the principal executive officers of the Trust who are not listed above as Trustee nominees. Unless otherwise noted, the address of each individual is 37 West Broad Street, Columbus, OH 43215.

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee/Trustee**	Other Directorships Held by Trustee
Officers
Daniel Brewer 46	President and Chief Executive Officer	Indefinite Term; Began Serving: April 2015	Senior Vice President, Huntington Asset Services, Inc. (“HASI”) (March 2014 to present); Senior Vice President, Operations, BISYS Fund Services, (October 2002 to March 2014).	N/A	N/A
Martin R. Dean 51	Anti-money Laundering Officer and Chief Compliance Officer (“CCO”)	Indefinite Term; Began Serving: July 2013	Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present); Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013).	N/A	N/A
Bryan W. Ashmus 42	Treasurer	Indefinite Term; Began Serving: November 2013	Vice President, Fund Administration, HASI (September 2013 to present); Principal Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present); Vice President, Fund Administration, Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).	N/A	N/A
Jay S. Fitton 45 3805 Edwards Road Cincinnati, OH 45209	Secretary	Indefinite Term; Began Serving: February 2012	Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present); Secretary, Capitol Series Trust (September 2013 to present); Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).	N/A	N/A

None of the Nominees and officers own shares of the Trust or owned variable contracts that entitled them to vote with respect to the outstanding shares of the Funds or the VA Funds.

The Board and Oversight Function. The Board is responsible for oversight of the Trust. Upon shareholder approval, the Trust will engage Rational to manage the Funds and the VA Funds on a day-to-day basis. The Board is responsible for overseeing Rational and the other service providers in the operations of the Trust in accordance with each fund’s investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust’s charter. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board will have one standing committee – the Audit Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The responsibilities of the Committee, including its oversight responsibilities, are described further below. The Trustees have engaged a Chief Compliance Officer (“CCO”) for the Trust.

Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees

The Nominating Committee of the current Board, which is currently composed of three Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Nominees being nominated for election by shareholders prior to their election to the Board. In evaluating candidates for nomination or election as a Trustee, the Nominating Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Nominating Committee believes contribute to good governance for the Trust.

The current Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the remaining Trustee, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. Information about the specific experience, skills, attributes and qualifications of each Trustee/Nominee is as follows:

Mr. Shary has over twenty years of corporate executive and accounting experience, including service as the chief financial officer of a publicly traded company and the chief executive officer of two companies. Mr. Shary is a Certified Public Accountant and has served in the financial services and investment company-related practices of a global accounting firm. Mr. Shary has also served on the boards of public and private companies, as well as non-profit entities. Mr. Shary’s experience provides the Board with knowledge of management, financial reporting, and corporate governance issues.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the board of a mutual fund complex for over nine years, including as chair of the audit committee for many years. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Mr. Lachenauer has been a sole practitioner attorney for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at law firms and as an attorney at a large investment bank would provide the Board with knowledge of financial and investment regulatory matters.

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds.

The current Board believes that, collectively, the Trustee/Nominees have the appropriate experience, qualifications, attributes, and skills, which will allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.

Leadership Structure

The Board will be led by Mr. Caldwell, who, if elected, will serve as the Chairman of the Board. The Board of Trustees will be comprised of Messrs. Caldwell, Lachenauer, McIntosh and Shary, and each will be an Independent Trustee or Nominee. The Trust’s governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting. The current Trustees believe that a Board consisting of only Independent Trustees is an appropriate leadership structure for the Trust.

Risk Oversight

In its risk oversight role, the Board oversees the Trust’s risk management. The full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s CCO, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the funds, and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s CCO at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s CCO also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each fund resides with the fund’s advisor and other service providers. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.

Not all risks can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of all risks. Moreover, it is necessary to bear certain risks such as investment-related risks to achieve the Trust’s goals. As a result, the Trust’s ability to manage risk is subject to substantial limitations.

Committee of the Board

Audit Committee. The Board has an Audit Committee comprised entirely of Independent Trustees and all Independent Trustees will be members of the Audit Committee. If they are elected as Trustees, Mr. Tobias Caldwell, Mr. Stephen Lachenauer and Mr. Donald McIntosh will join Mr. Mark Shary as Audit Committee members. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met six times in 2014.

Compensation of Current Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans. During the fiscal year ended December 31, 2014, the Nominees were not Trustees and received no compensation from the Trust. The current Trustees received the following compensation from the Trust for the year ended December 31, 2014, which was paid under a prior compensation schedule:

Name	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From the Huntington Complex* Paid to Trustees

Independent Trustees
Mark D. Shary	$73,000	None	$75,000
Thomas J. Westerfield	$90,500	None	$92,500
William H. Zimmer, III	$72,500	None	$74,500

Interested Trustees
Joseph L. Rezabek	None	None	None

TOTAL	$236,000	None	$242,000

*	The Huntington Complex consists of The Huntington Funds and Huntington Strategy Shares.

Trustee Ownership of Securities

As of the Record Date, none of the Nominees owned beneficially any shares of the Trust. For each current Trustee, set forth in the following table is a dollar range of equity securities of the Trust, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trust, managed by HAA or an affiliate and held out to investors as related companies for purposes of investment and investor services:

Name of Trustee	Dollar Range of Equity Securities in a fund	Aggregate Dollar Range of Equity Securities in the Huntington Complex*

Independent Trustees
Mark D. Shary		Over $100,000
Money Market Fund	$10,000 - $50,000
Situs Fund	$50,001 - $100,000
EcoLogical Strategy ETF	$50,001 - $100,000
Thomas J. Westerfield		$50,001 - $100,000
Dividend Capture Fund	$10,000 - $50,000
Global Select Markets Fund	$10,000 - $50,000
Situs Fund	$10,000 - $50,000
William H. Zimmer, III		$50,001 - $100,000
Dividend Capture Fund	$50,001 - $100,000

Interested Trustee
Joseph L. Rezabek	None	None

*	As of April 30, 2015, the Huntington Complex consists of 9 series of the Trust and 2 series of the Huntington Strategy Shares.

Required Vote

All Nominees receiving a plurality of the votes cast will be elected as Trustees of the Trust.

PROPOSAL 2: APPROVAL OF THE

NEW INVESTMENT ADVISORY AGREEMENT WITH

HUNTINGTON ASSET ADVISORS, INC. (TO BE RENAMED

RATIONAL ADVISORS, INC.)

(TO BE VOTED UPON BY SHAREHOLDERS OF THE FUNDS VOTING SEPARATELY)

Introduction

HAA has served as investment advisor to the Trust since its creation on May 12, 2001, as part of a reorganization of the investment advisory services of Huntington National Bank. HAA has been a separate, wholly owned subsidiary of Huntington National Bank, and has acted as investment advisor to each Fund pursuant to investment advisory agreements, or amendments thereto, between the Trust and HAA, as described in the following table:

Fund	Date of Agreement
Huntington Balanced Allocation Fund	July 29, 2009
Huntington Dividend Capture Fund	June 23, 2006
Huntington Global Select Markets Fund	December 28, 2009
Huntington Real Strategies Fund	April 30, 2007
Huntington Situs Fund	June 23, 2006

With respect to the Funds, shareholders last approved HAA as advisor in 2006 by sole shareholder action in lieu of a shareholder meeting, in connection with the redomestication of the Trust as a Delaware statutory trust.

The Board, including a majority of the Independent Trustees, last renewed the current investment advisory agreements (the “Current Agreements”) between HAA and the Trust at meetings held on August 20-21, 2015.

During the past year, HAA had numerous discussions with the Board of Trustees about reorganizations within Huntington National Bank, its parent company, and that it was considering various options related to HAA’s management of the Trust, including the sale of its asset management division. As a result of its change in business focus, Huntington National Bank agreed on September 3, 2015, to the sale of HAA to Rational Capital LLC (the “Huntington Sale”). The Huntington Sale is expected to be finalized on or about December 31, 2015, and will be contingent on the Trust shareholders approving Proposals 1-6 in this Proxy Statement. As a result of the Huntington Sale, HAA will be renamed Rational Advisors, Inc. (the “Advisor”).

The sale of HAA under the Huntington Sale constitutes a change in control of the Trust’s investment advisor, which would result in the automatic termination of the Current Agreements under the 1940 Act. After due diligence and consideration of HAA’s new ownership structure and its management of the Trust and its funds, at a meeting held on October 27, 2015, the Trustees of the Trust (including the Independent Trustees) unanimously approved and recommended for shareholder approval a new investment advisory agreement between the Advisor and the Trust on behalf of the Funds (the “New Advisory Agreement”). If approved by the Funds’ shareholders, the New Advisory Agreement will become effective, and the Current Agreements between the Trust and HAA will be terminated, on or about December 31, 2015. As discussed below, the New Advisory Agreement is similar to each of the Current Agreements, except for the names of the parties to the agreements and the effective date and term thereof. Under the New Advisory Agreement, the Advisor will be responsible for the day-to-day management of the investment programs for the Huntington Balanced Allocation Fund, Huntington Dividend Capture Fund, Huntington Real Strategies Fund, and Huntington Situs Fund, and, upon shareholder approval of Proposal 4 in this Proxy Statement, it will engage a subadvisor to perform the day-to-day management of the Huntington Global Select Markets Fund. The fees payable to the Advisor by the Funds under the New Advisory Agreement will not change from the fees that are paid to HAA under the Current Agreements for all Funds, although the new expense limitation agreement will lead to higher expense caps for the Huntington Dividend Capture Fund, Huntington Global Select Markets Fund, Huntington Real Strategies Fund, and Huntington Situs Fund. Any changes to the Funds’ principal investment strategies and risks are described in Appendix A below.

The Current Agreements

The Trust, on behalf of the Funds, entered into the Current Agreements with HAA, which is located at Huntington Plaza, 37 West Broad Street, Columbus, Ohio 43215. The Current Agreements provide that HAA will have overall supervisory responsibility for the investment program of the Funds and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each Fund’s assets, as well as pay the salaries, fees and expenses of the Trust’s officers and of those Trustees who are interested persons of HAA. The Trust pays HAA, as full compensation for the services and facilities furnished to the Funds under the Current Agreements, a management fee based on an annual percentage of the average daily net assets of each of the Funds, as described in the following table:

Fund	Rate for first $500 million	Rate for next $500 million to $1 billion	Rate for excess over $1 billion
Huntington Dividend Capture Fund	0.75%	0.70%	0.65%
Huntington Global Select Markets Fund	1.00%	0.95%	0.90%
Huntington Real Strategies Fund	0.75%	0.70%	0.65%
Huntington Situs Fund	0.75%	0.70%	0.65%

Fund	Rate for all assets
Huntington Balanced Allocation Fund	0.10%

HAA also contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Funds to the extent necessary to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to the expense cap noted below through April 30, 2016 (except as noted with (*) below). This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, HAA may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by HAA could not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps.

Fund	Share Class	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
Huntington Balanced Allocation Fund	Class A Shares	0.70%
Huntington Dividend Capture Fund	Class A Shares	1.13%
	Class C Shares	1.63%
	Institutional Shares	0.88%
Huntington Global Select Markets Fund*	Class A Shares	1.12%
	Institutional Shares	0.87%
Huntington Real Strategies Fund	Class A Shares	1.29%
	Institutional Shares	1.04%
Huntington Situs Fund	Class A Shares	1.28%
	Class C Shares	1.78%
	Institutional Shares	1.03%

*	Expense caps stated for the Global Select Markets Fund extend through April 30, 2017.

For the last fiscal year ended December 31, 2014, the Funds paid the following in aggregate advisory fees under the Current Agreements to HAA:

Fund	Gross Advisory Fees	Net Advisory Fees After Waiver
Huntington Balanced Allocation Fund	$21,104	$0
Huntington Dividend Capture Fund	$2,013,238	$699,403
Huntington Global Select Markets Fund	$176,319	$79,608
Huntington Real Strategies Fund	$446,568	$164,099
Huntington Situs Fund	$2,444,015	$1,346,552

The Current Agreements with HAA are scheduled to continue in effect until August 31, 2016, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trust’s Independent Trustees, and by either a majority of the outstanding voting shares of the Trust or the Trustees of the Trust. The Current Agreements will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by the Trust on 60 days written notice, or by HAA on 90 days written notice. The Current Agreements provide that HAA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Current Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of HAA.

HASI serves as Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent to the Trust. In addition, the Funds’ Chief Compliance Officer services are contracted with HASI and paid by the Trust at the contractual rate of $100,000 per year (from July 9, 2013 through August 19, 2014, the annual rate was $135,188). The Funds paid HASI the following during the last fiscal year for its services:

Fund
Huntington Balanced Allocation Fund	$86,022
Huntington Dividend Capture Fund	$663,725
Huntington Global Select Markets Fund	$61,021
Huntington Real Strategies Fund	$146,612
Huntington Situs Fund	$805,515

The principal office of HASI is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

The New Advisory Agreement

The terms of the New Advisory Agreement and the Advisor’s obligations thereunder are similar to the Current Agreements, except for the name of the advisor and the effective date and term of the Agreement. The New Advisory Agreement provides that it will remain in effect for two years after shareholder approval or closing of the Huntington Sale, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Advisory Agreement would be subject to termination by the Trust or by the Advisor on 60 days written notice, and would terminate automatically in the event of its assignment.

The New Advisory Agreement provides that the Advisor will have overall supervisory responsibility for the investment program of the Funds and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each Fund’s assets, as well as pay the salaries, fees and expenses of the Trust’s officers and of those Trustees who are interested persons. The Advisor will be responsible for the day-to-day management of the investment programs for the Huntington Balanced Allocation Fund, Huntington Dividend Capture Fund, Huntington Real Strategies Fund, and Huntington Situs Fund, and, upon shareholder approval of Proposal 4 in this Proxy Statement, it will engage a subadvisor to perform the day-to-day management of the Huntington Global Select Markets Fund. The Advisor will be responsible for compensating any subadvisors out of advisory fees it receives from the Funds under the New Advisory Agreement. The New Advisory Agreement would provide that the Advisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with specific directions or instructions from the Trust; provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Trust, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New Advisory Agreement, except to the extent otherwise provided by law.

Management Fees

The Trust will pay the Advisor, as full compensation for the services and facilities furnished to the Trust under the New Advisory Agreement, management fees identical to those paid to the Advisor under the Current Agreements based on an annual percentage of the average daily net assets of each of the Funds, so there would be no change to their management fees under the New Advisory Agreement as a result of the proposed new advisor. In computing the fee to be paid to the advisor, the net asset value of the Funds shall be calculated as set forth in the then current registration statement of the Trust.

The Advisor will also contractually agree to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Funds to the extent necessary to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to the expense cap noted below through April 30, 2017. This arrangement may only be terminated prior to such date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor may not cause the Fund’s total annual fund operating expenses to exceed the stated expense caps.

Fund	Share Class	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
Huntington Balanced Allocation Fund	Class A Shares	0.70%
Huntington Dividend Capture Fund	Class A Shares	1.25%
	Class C Shares	1.75%
	Institutional Shares	1.00%
Huntington Global Select Markets Fund	Class A Shares	1.50%
	Institutional Shares	1.25%
Huntington Real Strategies Fund	Class A Shares	1.25%
	Institutional Shares	1.00%
Huntington Situs Fund	Class A Shares	1.25%
	Class C Shares	1.75%
	Institutional Shares	1.00%

INFORMATION ABOUT THE ADVISOR

Until the Huntington Sale, HAA was a separate, wholly owned subsidiary of Huntington National Bank. After the Huntington Sale, HAA will become a wholly owned subsidiary of Rational Capital LLC, and will be located at 36 N. New York Avenue, 2nd Floor, Huntington, NY 11743. Rational Capital LLC is an independent private company.

HASI, a wholly-owned subsidiary of Huntington Bancshares, Incorporated and currently an affiliate of HAA, has served as Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent to the Trust, and it will continue to serve in those capacities after the Huntington Sale. The Trust paid HASI $1,971,364 during the last fiscal year for performing the services for the Trust. The principal office of HASI is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

HAA acts as the investment advisor for nine mutual funds and two exchange-traded funds. HAA has acted as an investment advisor for over 14 years. As of             , 2015, HAA had approximately $        billion in assets under management.

After the Huntington Sale, members of the Advisor’s portfolio management team will manage the Funds under the New Advisory Agreement. As described in, and subject to shareholder approval of, Proposal 4, a portfolio management team from The Cambridge Strategy (Asset Management) Limited will manage the Huntington Global Select Markets Fund.

Huntington Balanced Allocation Fund, Huntington Dividend Capture Fund, Huntington Real Strategies Fund, and Huntington Situs Fund

•	David Miller is a senior portfolio manager of the Advisor and Catalyst Capital Advisors LLC (“Catalyst”) and co-founder of Catalyst and Rational Capital LLC. He is responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

•	Michael Schoonover is a portfolio manager with the Advisor and has served as a portfolio manager of Catalyst since November 2013. He is responsible for the day-to-day management of several other funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company.

The following persons serve as the principal executive officers and directors of the Advisor after the Huntington Sale at the address listed above:

Name	Principal Occupation at the Advisor
Jerry Szilagyi	Chief Executive Officer and Managing Member
Robert Glass	Chief Compliance Officer and Head of Operations
George Amrhein	Director Of Risk Management

HAA currently serves as investment advisor to the following registered funds that have a similar investment objective and are managed similarly to the Funds:

Name	Total Assets Under Management (as of 10/23/2015)	Advisory Fee
Huntington VA Dividend Capture Fund	$25,670,776	0.60%
Huntington VA Situs Fund	$41,421,334	0.60%

Basis for the Board Recommendation

The Board believes that the Funds’ shareholders can benefit from management of the Funds’ assets by the Advisor. If shareholders of Huntington Global Select Markets Fund approve Cambridge as the new subadvisor under Proposal 4, Cambridge will take over the day-to-day management of Huntington Global Select Markets Fund. Cambridge will use different investment policies and strategies from those used by HAA as the current advisor of Huntington Global Select Markets Fund and described in its current prospectus and Statement of Additional Information, but its investment objective will remain the same. Upon approval and commencement of the New Advisory Agreement, the Advisor will implement the changes to the Funds as described in Appendix A.

In evaluating, approving, and recommending to the Funds’ shareholders that they approve the New Advisory Agreement, the Board of Trustees requested and evaluated information provided by HAA and Rational Capital LLC which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the New Advisory Agreement with the Advisor would be in the best interests of the Trust and the Funds’ shareholders. The Board considered all the criteria separately with respect to the Trust and the shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•	the nature, extent, and quality of the services to be provided by the personnel of the Advisor. The Trustees received in advance of the meeting information in the form of a questionnaire completed by HAA and Rational Capital LLC concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees also had the benefit of several presentations made by the Advisor’s new management personnel, where a number of topics, including its investment process, investment strategies, diversification, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. In considering the approval of the New Advisory Agreement, the Trustees considered, with respect to the Advisor after the Huntington Sale (a) the experience, capability and integrity of its management and other personnel committed by the Advisor to the Trust; (b) the financial position of the Advisor; (c) the quality and commitment of the Advisor’s regulatory and legal compliance policies, procedures and systems; and (d) the Advisor’s brokerage and trading practices;

•	the rate of the investment management fees that would be paid by the Funds to the Advisor under the New Advisory Agreement, with the Trustees noting that the management fees for the Funds would remain unchanged from the fees under the Current Agreements;

•	the expense limitations that the Advisor intends to implement with respect to the Funds. While the new expense limitations were different from those in place currently, they would reduce the operating expenses of the Funds to levels that are generally consistent with the median of total operating expenses of their peer groups; and

•	the fact that HASI would continue to provide administrative and other services to the Trust, which could lead to opportunities for increased efficiencies. The Board further noted that HASI, as an affiliate of HAA, has provided these services to the Trust.

In considering the expected profitability to the Advisor of its relationship with the Trust, the Board noted that the advisory fees under the New Advisory Agreement would be paid at the same level as under the Current Agreements. The Board further noted that the Advisor intended to implement expense limitations that, while different from those in place currently, would reduce the total net operating expenses of the Funds to levels that are generally consistent with the median of total operating expenses of their peer groups. For these reasons, the expected profitability to the Advisor of its relationship with the Trust was considered reasonable. Based on all the foregoing considerations, the Board concluded that the proposed New Advisory Agreement was favorable for shareholders because shareholders could benefit from management of the Funds’ assets by the new investment advisory team of the Advisor.

Required Vote

Approval of the New Advisory Agreement for the Trust requires the affirmative vote of a majority of the outstanding voting securities of each Fund, with each Fund voting separately. Under the 1940 Act, a majority of a Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the New Advisory Agreement is not approved by a Fund’s shareholders, HAA would continue to serve as that Fund’s investment advisor at the current fee levels, until the expiration of the Current Agreements, and the Board of Trustees would consider the options available to the Fund at that time including liquidation.

PROPOSAL 3: APPROVAL OF THE

NEW VA INVESTMENT ADVISORY AGREEMENT WITH

RATIONAL ADVISORS, INC.

(TO BE VOTED UPON BY SHAREHOLDERS OF THE VA FUNDS VOTING SEPARATELY)

Introduction

HAA has served as investment advisor to the Trust since its creation on May 12, 2001, as part of a reorganization of the investment advisory services of Huntington National Bank. HAA has been a separate, wholly owned subsidiary of Huntington National Bank, and has acted as investment advisor to each VA Fund pursuant to investment advisory agreements, or amendments thereto, between the Trust and HAA, dated as of June 23, 2006.

With respect to the VA Funds, shareholders approved HAA as advisor by sole shareholder action in lieu of a shareholder meeting at the inception of the VA Funds.

The Board, including a majority of the Independent Trustees, last renewed the current investment advisory agreement (the “Current Agreement”) between HAA and the Trust with respect to the VA Funds at meetings held on August 20-21, 2015.

During the past year, HAA had numerous discussions with the Board of Trustees about reorganizations within Huntington National Bank, its parent company, and that it was considering various options related to HAA’s management of the Trust, including the sale of its asset management division. As a result of its change in business focus, Huntington National Bank agreed on September 3, 2015, to the sale of HAA to Rational Capital LLC (the “Huntington Sale”). The Huntington Sale is expected to be finalized on or about December 31, 2015, and will be contingent on the Trust shareholders approving Proposals 1-6 in this Proxy Statement. As a result of the Huntington Sale, HAA will be renamed Rational Advisors, Inc.

The sale of HAA under the Huntington Sale constitutes a change in control of the Trust’s investment advisor, which would result in the automatic termination of the Current Agreement under the 1940 Act. After due diligence and consideration of HAA’s new ownership structure and its management of the Trust and the VA funds, at a meeting held on October 27, 2015, the Trustees of the Trust (including the Independent Trustees) unanimously approved and recommended for shareholder approval a new investment advisory agreement between the Advisor and the Trust on behalf of the VA Funds (the “New VA Advisory Agreement”). If approved by the VA Funds’ shareholders, the New VA Advisory Agreement will become effective, and the Current Agreement between the Trust and HAA will be terminated, on or about December 31, 2015. As discussed below, the New VA Advisory Agreement is similar to the Current Agreement, except for the names of the parties to the agreements, the advisory fees and the effective date and term thereof. Under the New VA Advisory Agreement, the Advisor will be responsible for the day-to-day management of the investment programs for the VA Funds, and the fees payable to the Advisor by the VA Funds under the New VA Advisory Agreement will be higher than the fees that are paid to HAA under the Current Agreement for the VA Funds. Any changes to the VA Funds’ principal investment strategies and risks are described in Appendix B below.

The Current Agreement

The Trust, on behalf of the VA Funds, entered into the Current Agreement with HAA, which is located at Huntington Plaza, 37 West Broad Street, Columbus, Ohio 43215. The Current Agreement provides that HAA will have overall supervisory responsibility for the investment program of the VA Funds and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each VA Fund’s assets, as well as pay the salaries, fees and expenses of the Trust’s officers and of those Trustees who are interested persons of HAA. The Trust pays HAA, as full compensation for the services and facilities furnished to the VA Funds under the Current Agreement, a management fee based on an annual percentage of the average daily net assets of each of the VA Funds at a rate of 0.60%.

HAA has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of each VA Fund to the extent necessary in order to limit each VA Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to the expense cap noted below through April 30, 2016. This arrangement may only be terminated prior to this date with the agreement of the VA Fund’s Board of Trustees. Under certain conditions, HAA may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by HAA could not cause the VA Fund’s total annual fund operating expenses to exceed the stated expense caps.

VA Fund	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
Huntington VA Dividend Capture Fund	0.99%
Huntington VA Situs Fund	1.00%

For the last fiscal year ended December 31, 2014, the VA Funds paid the following in aggregate advisory fees under the Current Agreement to HAA:

VA Fund	Gross Advisory Fees	Net Advisory Fees After Waiver
Huntington VA Dividend Capture Fund	$220,420	$194,633
Huntington VA Situs Fund	$369,697	$345,780

The Current Agreement with HAA is scheduled to continue in effect until August 31, 2016, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trust’s Independent Trustees, and by either a majority of the outstanding voting shares of the Trust or the Trustees of the Trust. The Current Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by the Trust on 60 days written notice, or by HAA on 90 days written notice. The Current Agreement provides that HAA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Current Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of HAA.

HASI serves as Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent to the Trust. In addition, the VA Funds’ Chief Compliance Officer services are contracted with HASI and paid by the Trust at the contractual rate of $100,000 per year (from July 9, 2013 through August 19, 2014, the annual rate was $135,188). The VA Funds paid HASI the following during the last fiscal year for its services:

VA Fund
Huntington VA Dividend Capture Fund	$80,502
Huntington VA Situs Fund	$127,967

The principal office of HASI is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

The New VA Advisory Agreement

The terms of the New VA Advisory Agreement and the Advisor’s obligations thereunder are similar to the Current Agreement, except for the name of the advisor, the advisory fees and the effective date and term of the Agreement. The New VA Advisory Agreement provides that it will remain in effect for two years after shareholder approval or closing of the Huntington Sale, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New VA Advisory Agreement would be subject to termination by the Trust or by the Advisor on 60 days written notice, and would terminate automatically in the event of its assignment.

The New VA Advisory Agreement provides that the Advisor will have overall supervisory responsibility for the investment program of the VA Funds and at its own expense will provide certain items, such as office facilities and personnel necessary to perform the functions required to manage the investment of each VA Fund’s assets, as well as pay the salaries, fees and expenses of the Trust’s officers and of those Trustees who are interested persons. The Advisor will be responsible for the day-to-day management of the investment programs for the VA Funds. While the Advisor does not currently intend to hire subadvisors to manage the investment programs of the VA Funds, if it later does hire subadvisors, it would be responsible for compensating any subadvisors out of advisory fees it receives from the VA Funds under the New VA Advisory Agreement. The New VA Advisory Agreement would provide that the Advisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New VA Advisory Agreement, or in accordance with specific directions or instructions from the Trust; provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Trust, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New VA Advisory Agreement, except to the extent otherwise provided by law.

Management Fees

The Trust will pay the Advisor, as full compensation for the services and facilities furnished to the Trust under the New VA Advisory Agreement, a management fee based on an annual percentage of the average daily net assets of each of the VA Funds at a rate of 0.75%, which will be higher than the 0.60% management fee paid by the VA Funds to HAA under the Current Agreement, but will result in the fees being consistent with the fee structure of the similar Funds discussed in Proposal 2 above. The table below shows (i) the aggregate amount of the management fee paid to HAA by the VA Funds during the fiscal year ended December 31, 2014, (ii) the aggregate amount of the management fee that would have been paid had the proposed management fee been in effect for the fiscal year ended December 31, 2014, (iii) the dollar difference between the two and (iv) the percentage difference between the two.

VA Fund	Current Management Fee Paid	Pro Forma Management Fee Paid	Difference Between Current and Pro Forma Management Fee	% Difference Between Current and Pro Forma Management Fee
Huntington VA Dividend Capture Fund	$220,420	$275,525	$55,105	+25%
Huntington VA Situs Fund	$369,697	$462,121	$92,424	+25%

The Advisor will also contractually agree to waive all or a portion of its management fee and/or reimburse certain operating expenses of the VA Funds to the extent necessary to limit each VA Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to the expense cap noted below through April 30, 2017. This arrangement may only be terminated prior to such date with the agreement of the VA Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred. Any amounts recaptured by the Advisor may not cause the VA Fund’s total annual fund operating expenses to exceed the stated expense caps.

VA Fund	Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements
Huntington VA Dividend Capture Fund	1.25%
Huntington VA Situs Fund	1.25%

INFORMATION ABOUT THE ADVISOR

Until the Huntington Sale, HAA was a separate, wholly owned subsidiary of Huntington National Bank. After the Huntington Sale, HAA will become a wholly owned subsidiary of Rational Capital LLC, and will be located at 36 N. New York Avenue, 2nd Floor, Huntington, NY 11743. Rational Capital LLC is an independent private company.

HASI, a wholly-owned subsidiary of Huntington Bancshares, Incorporated and currently an affiliate of HAA, has served as Administrator, Fund Accountant, Transfer Agent and Dividend Disbursing Agent to the Trust, and it will continue to serve in those capacities after the Huntington Sale. The Trust paid HASI $1,971,364 during the last fiscal year for performing the services for the Trust. The principal office of HASI is located at 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208.

HAA acts as the investment advisor for nine mutual funds and two exchange-traded funds. HAA has acted as an investment advisor for 14 years. As of         , 2015, HAA had approximately $         billion in assets under management.

After the Huntington Sale, the following members of the Advisor’s portfolio management team will manage the VA Funds under the New VA Advisory Agreement:

Huntington VA Dividend Capture Fund and Huntington VA Situs Fund

•	David Miller is a senior portfolio manager of the Advisor and Catalyst and co-founder of Catalyst and Rational Capital LLC. He is responsible for the day-to-day management of several funds managed by Catalyst and its affiliates. Prior to founding Catalyst, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005, which worked to identify undervalued stocks with a near term catalyst for appreciation.

•	Michael Schoonover is a portfolio manager with the Advisor and has served as a portfolio manager of Catalyst since November 2013. He is responsible for the day-to-day management of several other funds managed by Catalyst and its affiliates. Mr. Schoonover began his association with Catalyst in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies. In March 2013, he became a senior analyst at Catalyst to provide investment research for several mutual funds. From 2005 -2011, he served in various technical and scientific management roles with the Perrigo Company.

The following persons serve as the principal executive officers and directors of the Advisor after the Huntington Sale at the address listed above:

Name	Principal Occupation at the Advisor
Jerry Szilagyi	Chief Executive Officer and Managing Member
Robert Glass	Chief Compliance Officer and Head of Operations
George Amrhein	Director Of Risk Management

HAA currently serves as investment advisor to the following funds that have a similar investment objective and are managed similarly to the VA Funds:

Name	Total Assets Under Management (as of 10/23/2015	Advisory Fee
Huntington Dividend Capture Fund	$137,404,411	0.75%
Huntington Situs Fund	$59,306,152	0.75%

Basis for the Board Recommendation

The Board believes that the VA Funds’ shareholders can benefit from management of the VA Funds’ assets by the Advisor. Upon approval and commencement of the New VA Advisory Agreement, the Advisor will implement the changes to the VA Funds as described in Appendix B.

In evaluating, approving, and recommending to the VA Funds’ shareholders that they approve the New VA Advisory Agreement, the Board of Trustees requested and evaluated information provided by HAA and Rational Capital LLC which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the New VA Advisory Agreement with the Advisor would be in the best interests of the Trust and the VA Funds’ shareholders. The Board considered all the criteria separately with respect to the Trust and the shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•	the nature, extent, and quality of the services to be provided by the personnel of the Advisor. The Trustees received in advance of the meeting information in the form of a questionnaire completed by HAA and Rational Capital LLC concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees also had the benefit of several presentations made by the Advisor’s new management personnel, where a number of topics, including its investment process, investment strategies, diversification, assets under management, personnel, compliance procedures and the firm’s overall performance, were reviewed and discussed. In considering the approval of the New VA Advisory Agreement, the Trustees considered, with respect to the Advisor after the Huntington Sale (a) the experience, capability and integrity of its management and other personnel committed by the Advisor to the Trust; (b) the financial position of the Advisor; (c) the quality and commitment of the Advisor’s regulatory and legal compliance policies, procedures and systems; and (d) the Advisor’s brokerage and trading practices;

•	the rate of the investment advisory fees that would be paid by the VA Funds to the Advisor under the New VA Advisory Agreement, with the Trustees noting that the advisory fees for the VA Funds would increase from the fees paid under the Current Agreements, from 0.60% to 0.75%;

•	the expense limitations that the Advisor intends to implement with respect to the VA Funds. While the advisory fees will increase under the New VA Advisory Agreement, they will be subject to the new expense limitation agreement;

•	with respect to the Huntington VA Situs Fund, the prior performance of a fund managed by the investment personnel of the Advisor with substantially similar investment objectives, strategies and policies as the Fund, which was considered satisfactory when compared to performance of the peer group and relevant indexes; and

•	the fact that HASI would continue to provide administrative and other services to the Trust, which could lead to opportunities for increased efficiencies. The Board further noted that HASI, as an affiliate of HAA, has provided these services to the Trust.

In considering the expected profitability to the Advisor of its relationship with the Trust, the Board noted that the advisory fees under the New VA Advisory Agreement would be higher than the advisory fees under the Current Agreement. The Board also noted that the Advisor intended to implement expense limitations that, while different from those in place currently, would continue to reduce the total net operating expenses of the VA Funds. For these reasons, the expected profitability to the Advisor of its relationship with the Trust was considered reasonable. Based on all the foregoing considerations, the Board concluded that the proposed New VA Advisory Agreement was favorable for shareholders because shareholders could benefit from management of the VA Funds’ assets by the investment advisory team of the Advisor.

Required Vote

Approval of the New VA Advisory Agreement for the Trust requires the affirmative vote of a majority of the outstanding voting securities of each VA Fund, with each VA Fund voting separately. Under the 1940 Act, a majority of a VA Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the VA Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the VA Fund’s outstanding voting securities (a “Majority Vote”). If the New VA Advisory Agreement is not approved by a VA Fund’s shareholders, HAA would continue to serve as that VA Fund’s investment advisor at the current fee levels, until the expiration of the Current Agreement, and the Board of Trustees would consider the options available to the VA Fund at that time including liquidation.

PROPOSAL 4: APPROVAL OF THE SUBADVISORY

AGREEMENT WITH CAMBRIDGE

(TO BE VOTED UPON ONLY BY SHAREHOLDERS OF

HUNTINGTON GLOBAL SELECT MARKETS FUND)

Introduction

Under Proposal 4, shareholders of the Huntington Global Select Markets Fund (“Global Select Markets”) are being asked to approve an investment subadvisory agreement between Rational and The Cambridge Strategy (Asset Management) Limited (“Cambridge”). Previously, HAA has served as the investment advisor to Global Select Markets since its inception in 2009, and currently serves as such pursuant to an investment advisory agreement between HAA and the Trust, with respect to Global Select Markets, as of December 28, 2009, which was approved by sole shareholder action in lieu of a shareholder meeting at the Fund’s inception. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement between HAA and Global Select Markets at meetings held on August 20-21, 2015.

Subject to shareholder approval of Proposal 2 discussed above, the Advisor will be appointed as the investment advisor to this Fund after the Huntington Sale pursuant to an investment advisory agreement between the Advisor and the Trust (the “New Advisory Agreement”). In the role of advisor to the Fund, the Advisor has the responsibility to recommend to the Board of Trustees of the Trust the hiring, termination and replacement of subadvisors. After analysis of Global Select Markets’ investment objective and policies, the Advisor’s proposed new management recommended to the Trustees that Cambridge be appointed as the subadvisor to the Fund.

At a meeting of the Board of Trustees held on October 27, 2015, the Trustees (including the Independent Trustees) approved and recommended for shareholder approval an investment subadvisory agreement between the Advisor and Cambridge with respect to Global Select Markets (the “Subadvisory Agreement”). If approved by the shareholders, the Subadvisory Agreement will go into effect on or about December 31, 2015, and Cambridge will take over management of the Fund’s assets at that time. Global Select Markets will not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Trust and the Advisor relating to the Fund (as discussed in Proposal 2 above) will go into effect on or about December 31, 2015, and the fees payable to the Advisor by Global Select Markets under the New Advisory Agreement will not change. The Advisor will pay the subadvisory fees payable to Cambridge out of the advisory fee that it receives under the New Advisory Agreement.

The Subadvisory Agreement

The Subadvisory Agreement provides that it will remain in effect for two years after shareholder approval or closing of the Huntington Sale, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The Subadvisory Agreement would be subject to termination by the Advisor or Cambridge upon 60 days written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Trust’s New Advisory Agreement with the Advisor.

The Subadvisory Agreement would obligate Cambridge to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Cambridge; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith.

The Subadvisory Agreement would provide that Cambridge shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund; provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, a violation of the standard of care established by and applicable to the subadvisor in its actions under the Subadvisory Agreement or a breach of the subadvisor’s duty or of its obligations under the Subadvisory Agreement and except to the extent otherwise provided by law.

Subadvisory Fee

Under the Subadvisory Agreement, the Advisor will pay a subadvisory fee to Cambridge consisting of a monthly fee computed at the rate of 50% of the net advisory fee. The fee shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the subadvisor, the net asset value of Global Select Markets shall be calculated as set forth in the then current registration statement of the Fund.

Global Select Markets will not pay the subadvisory fee under the Subadvisory Agreement. If approved by the shareholders, the New Advisory Agreement between the Trust and the Advisor relating to Global Select Markets will go into effect on or about December 31, 2015, and the fees payable to the Advisor by the Fund under the New Advisory Agreement will not change.

Basis for the Board’s Recommendation

The Board believes that Global Select Markets’ shareholders can benefit from management of the Fund’s assets by Cambridge, which has demonstrated consistent performance for its global emerging markets equities strategy. Appendix A describes the changes to the Fund that will be implemented upon approval and commencement of the Subadvisory Agreement.

In evaluating, approving and recommending to Global Select Markets’ shareholders that they approve the Subadvisory Agreement, the Board of Trustees requested and evaluated information provided by Rational Capital LLC and Cambridge which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with Cambridge would be in the best interests of the Fund and its shareholders. The Board considered all the criteria separately with respect to the Fund and its shareholders. Prior to making its final decision for Global Select Markets, the Independent Trustees met privately with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve the proposal, the Trustees considered various factors, including:

1) the nature, extent and quality of the services to be provided by Cambridge. The Trustees received in advance of the meeting information in the form of a questionnaire completed by Cambridge concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that Cambridge would provide portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for each portfolio manager of Cambridge who would be providing services under the

Subadvisory Agreement and noted the breadth and depth of experience presented of the team. In considering the approval of the Subadvisory Agreement, the Trustees considered Cambridge’s investment management process, including (a) the experience, capability and integrity of Cambridge’s management and other personnel committed by Cambridge to Global Select Markets; (b) the quality and commitment of Cambridge’s regulatory and legal compliance policies, procedures and systems; and (c) Cambridge’s brokerage and trading practices;

2) the rate of the investment subadvisory fee that would be paid by the Advisor (and not the Fund) under the Subadvisory Agreement, and the advisory fee paid by the Fund under the New Advisory Agreement, which would not change due to the Subadvisory Agreement;

3) the performance of accounts managed by Cambridge using the same investment strategy as will be used for the Fund. The Trustees noted that the strategy had outperformed the index since its inception in 2009; and

4) the fact that there are no other tangible benefits to the Advisor or Cambridge in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that managing the Fund could enhance Cambridge’s reputation in the marketplace, and, therefore, would enable Cambridge to attract additional client relationships.

In considering the profitability to Cambridge of its relationship with Global Select Markets, the Board noted that the fees under the Subadvisory Agreement would be paid by the Advisor out of the advisory fees that it receives under the New Advisory Agreement, which would be paid at an identical level as under the Current Agreement. For these reasons, the profitability to Cambridge of its relationship with Global Select Markets was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in Cambridge’s management of the Fund to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of Global Select Markets’ assets by the global emerging markets team at Cambridge.

MORE INFORMATION ABOUT CAMBRIDGE

The Cambridge Strategy (Asset Management) Limited is located at 7th Floor, Berger House, 36-38 Berkeley Square, London, W1J 5AE, United Kingdom, and 654 Madison Avenue, 16th Floor, New York, New York 10065. Cambridge is registered as an investment advisor under the Investment Advisers Act of 1940, and is an independent asset management firm. Founded in 2003, Cambridge provides investment management services to institutional clients, including corporate and public pension funds, fund of funds, private banks, asset management firms and bank platforms. As of September 30, 2015, Cambridge had $3 billion of assets under management.

The following members of Cambridge’s Global Emerging Market Equities team will manage the Fund’s assets under the Subadvisory Agreement:

•	Mike Newton joined Cambridge in May 2015 and is Chief Investment Officer for the firm’s Global Emerging Market Equities program. Previously, he was Director of Macro Research and a Senior Macro Portfolio Manager at Caxton Associates LP and Senior Macro Portfolio Manager in the FX Global Trading Group at Citadel LLC.

•	Edward Baker is Executive Chairman of Cambridge. He joined Cambridge in 2007 and is responsible for the firm’s research effort.

•	Samuel Kwong is a Senior Portfolio Manager, Asian Equities. He joined Cambridge in 2009 and is responsible for the firm’s Asian Equities portfolios.

•	Mathias Wikberg joined Cambridge in May 2015 and is Senior Portfolio Manager for EMEA and Latin America. Previously, he was Head of Sales & Trading at Visor Capital and, prior to that, Portfolio Manager for Sturgeon Capital/Compass Asset Management, a Frontier Market specialist hedge fund based in Almaty, Kazakhstan and London, UK.

•	Walid Khalfallah joined Cambridge in 2009 and is a Senior Portfolio Manager. He is jointly responsible for the firm’s Emerging Markets Macro Strategy and has primary responsibility for the firm’s EMEA equity portfolios.

The following persons serve as the principal executive officers and directors of Cambridge, and are based at 7th Floor, Berger House, 36-38 Berkeley Square, London, W1J 5AE, United Kingdom:

Name	Principal Occupation at Cambridge
Edward Baker	Executive Chairman
Peter Henricks	Chief Executive Officer
Russell Thompson	Chief Investment Officer
Hugh Loewenthal	Vice Chairman
Anthony Henry	Chief Operations Officer
Gregory Brown	Chief Compliance Officer

Cambridge does not serve as investment advisor to any registered funds that have a similar investment objective to Global Select Markets.

Required Vote

Approval of the Subadvisory Agreement with Cambridge requires the affirmative vote of a majority of the outstanding voting securities of Global Select Markets. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If the Subadvisory Agreement is not approved by shareholders of the Fund, the Board of Trustees will consider the options available to the Fund that would be in the best interests of shareholders.

PROPOSAL 5: TO APPROVE A DISTRIBUTION PLAN UNDER RULE 12B-1

(TO BE VOTED UPON BY SHAREHOLDERS OF THE VA FUNDS)

At a meeting of the Board held on [October 27], 2015, all of the Trustees present, including a majority of the Independent Trustees, voted to approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) for the VA Funds, and to recommend that shareholders of each VA Fund approve the Rule 12b-1 Plan. Under the Rule 12b-1 Plan, shares of each VA Fund will be subject to an ongoing distribution fee at an annual rate of 0.25% of its average daily net assets. This fee will be paid by the VA Funds to compensate Unified Financial Securities, Inc., as the principal underwriter and distributor of the VA Fund’s shares, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the VA Funds.

At the Meeting, shareholders of each VA Fund will be asked to approve the Rule 12b-1 Plan for such VA Fund.

Background

Unified Financial Securities, Inc. (“Unified” or the “Distributor”) serves as the distributor of the Funds’ and the VA Funds’ shares under a distribution agreement (the “Distribution Agreement”) with the Trust, which will continue in place. The Distributor is a wholly-owned subsidiary of Huntington Bancshares, Inc. and an affiliate of HASI. The address of the Distributor is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

Rule 12b-1 under the 1940 Act prohibits a mutual fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of the mutual fund’s shares unless the mutual fund does so in accordance with the terms and conditions set forth in the Rule. Rule 12b-1 requires any mutual fund bearing distribution expenses to adopt a written plan. A Rule 12b-1 plan must initially be approved by the board of directors of a mutual fund, including a majority of the directors who are not “interested persons” of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan must also be approved by the affirmative vote of a majority of outstanding voting securities if it is adopted after any public offering of the mutual fund’s voting securities. The Funds currently have a Rule 12b-1 Plan in place, so only VA Fund shareholders are being asked to approve this Proposal.

Basis for the Board’s Recommendation

In evaluating, approving, and recommending to the VA Funds’ shareholders that they approve the Rule 12b-1 Plan, the Board of Trustees requested and evaluated information provided by the Advisor’s new management and the Distributor which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approving the Rule 12b-1 Plan would be in the best interests of the VA Funds’ shareholders. The Board considered all the criteria separately with respect to the VA Funds and the shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.

The Trustees considered that the current size of each VA Fund was relatively small, and that they could benefit from increased asset levels. In the competitive variable annuity and life insurance industry, the Trust must provide certain compensation to brokers and other parties in order for the VA Funds’ shares to be sold. The Trustees noted that higher asset levels could help the VA Funds achieve economies of scale. Furthermore, while total annual operating expenses for the VA Funds may be increased, they will be subject to an expense limitation agreement between the Trust and the Advisor.

In addition, the Trustees considered, among other things:

1.	the fact that the Rule 12b-1 Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made; and

2.	the fact that the adoption of the Rule 12b-1 Plan would make expenditures intended to promote distribution of the VA Funds’ shares more transparent to the shareholders.

After consideration of the factors noted above, together with other factors and information considered to be relevant, while recognizing that there can be no assurance that the expected benefits would be recognized, the Trustees concluded that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the VA Funds and the shareholders. Consequently, they approved the Rule 12b-1 Plan and directed that it be submitted to shareholders of the VA Funds for approval.

Summary of the Rule 12b-1 Plan

A copy of the proposed Rule 12b-1 Plan is attached to this Proxy Statement as Exhibit C. The following description of the Rule 12b-1 Plan is only a summary. You should refer to Exhibit C for the complete Rule 12b-1 Plan.

Pursuant to the Rule 12b-1 Plan, each VA Fund will compensate the Distributor under the Distribution Agreement from assets attributable to the VA Fund’s shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the VA Fund’s shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of VA Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the VA Fund shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the VA Fund’s shares.

The Rule 12b-1 Plan provides that the Trust, on behalf of each VA Fund, may pay annually up to 0.25% of the average daily net assets of the VA Fund’s shares in connection with activities primarily intended to result in the sale of VA Fund shares. Under the terms of the Rule 12b-1 Plan and the related Distribution Agreement, each VA Fund is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Rational and its affiliates) providing distribution and shareholder servicing with respect to VA Fund shares for such entities’ fees or expenses incurred or paid in that regard.

The Rule 12b-1 Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to shares of the VA Funds regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan’s renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of VA Fund prospectuses, statements of additional information and any supplements thereto, and shareholder reports, other than those sent to current shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to VA Fund shares; (c) holding seminars and sales meetings designed to promote the distribution of shares of the VA Funds; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding VA Fund investment objectives and policies and other information about the Trust and its funds, including the performance of the funds; (e) training sales personnel regarding the shares of the VA Funds; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the VA Funds.

The Rule 12b-1 plan provides that any person authorized to direct the disposition of monies paid or payable by the shares of the Trust pursuant to the Plan or any related agreement must provide to the Trustees, and the Trustees must review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Rule 12b-1 Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the shares in connection with the Rule 12b-1 Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust’s Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Rule 12b-1 Plan and any Rule 12b-1 related agreement may be terminated as to a fund at any time, without penalty, by vote of a majority of the outstanding shares of the fund or by vote of a majority of the Independent Trustees. The Rule 12b-1 Plan also provides that it may not be amended to increase the fee over 0.25% of average daily net assets annually that may be spent for distribution of shares of the VA Funds without the approval of shareholders of the VA Funds.

The Trust’s Distribution Agreement will remain in effect from year to year provided the Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

Required Vote

Approval of the Rule 12b-1 Plan by each VA Fund requires the affirmative vote of a majority of the outstanding voting securities of such VA Fund. Under the 1940 Act, a majority of a fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the fund’s outstanding voting securities. If the Rule 12b-1 Plan is not approved by shareholders of a VA Fund, the shares such VA Fund would not be subject to the new 0.25% Rule 12b-1 distribution and shareholder servicing fee.

PROPOSAL 6: APPROVAL OF A PROPOSAL TO PERMIT THE ADVISOR

TO RELY ON AN EXEMPTIVE ORDER

TO HIRE AND REPLACE SUBADVISORS OR TO MODIFY

SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

(TO BE VOTED UPON BY SHAREHOLDERS OF ALL FUNDS AND VA FUNDS VOTING SEPARATELY)

Description of Exemptive Relief

One of the duties of an investment advisor is to recommend to a board of trustees, if conditions warrant, the reallocation of assets managed by a subadvisor or to recommend a subadvisor’s hiring, termination or replacement, if the advisor deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that the Advisor, with the approval of the Board of Trustees, be permitted, under certain conditions, to enter into or modify subadvisory agreements on behalf of a Fund or VA Fund without obtaining the prior approval of a majority of the outstanding voting securities of the fund, as is otherwise required by Section 15 of the 1940 Act.

Catalyst Capital Advisors LLC (“Catalyst”), an affiliate of the Advisor, has received an exemptive order from the Securities and Exchange Commission that, subject to certain conditions, permits Catalyst and any funds advised by entities that are under common control with Catalyst (such as the Advisor), with the approval of such funds’ trustees, to engage or retain other unaffiliated subadvisors, subsequently change the subadvisors, or continue the employment of existing subadvisors, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements or material amendments to those agreements to a vote of the shareholders.

Before this relief can be utilized by any of the funds of the Trust, a fund’s shareholders must approve the applicability of the relief to the fund. If the funds’ shareholders approve the proposal to allow the Advisor to utilize this relief for a fund, the fund and the Advisor will have the right to hire or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The Advisor will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement.

Even if a fund’s shareholders approve this arrangement, any new subadvisor(s) engaged or terminated or any change in a subadvisory agreement will still require the approval of the Trust’s Board of Trustees. In order to approve new subadvisor(s), the Trustees will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisor(s) to investment companies and accounts comparable to the fund. The Trustees will review the ability of the subadvisor(s) to provide services to the fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisor(s) with respect to compliance and regulatory matters over the past fiscal year. The Trustees will review each subadvisor’s investment performance with respect to accounts deemed comparable. Finally, the Trustees will consider other factors deemed relevant to each subadvisor’s performance as an investment advisor. The Trust believes that this review provides adequate shareholder protection in the selection of subadvisor(s). The Advisor would notify fund shareholders in the event of any change in the identity of the subadvisor of a fund. In addition, the exemptive order prohibits the Advisor from entering into subadvisory agreements with its affiliates to replace an unaffiliated subadvisor without shareholder approval.

Although shareholder approval would not be required for the termination of subadvisory agreements, shareholders of a fund will continue to have the right to terminate such subadvisory agreements for the fund at any time by a vote of a majority of the outstanding voting securities of the fund.

The Board has concluded that, by approving the proposal, shareholders will afford the funds the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary subadvisor changes. The Board considered the potential cost savings to the funds under the proposal, and determined that shareholders should benefit from approving the proposal.

Required Vote

Approval of this proposal as to each fund requires a majority vote of the outstanding voting securities of such fund, with each fund voting separately. Under the 1940 Act, a majority of a fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the fund’s outstanding voting securities. If a fund’s shareholders do not approve this proposal, the terms and conditions of the exemptive relief described above will not be applicable to the fund, and it would continue to require shareholder approval to hire, terminate or replace any subadvisor of the fund.

The Trust’s Auditor

The Board, including a majority of the Independent Trustees, has approved the selection of Ernst & Young LLP (“E&Y”) as the independent accountants for the Trust for the fiscal year ending December 31, 2015.

E&Y has extensive experience in investment company accounting and auditing and has served as independent accountants for the Trust since 2004. The financial statements included in the Trust’s Annual Report have been examined by E&Y. It is not expected that representatives of E&Y will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

The SEC’s auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by the Trust’s independent accountants directly to the Trust and (b) those permissible non-audit services provided by the Trust’s independent accountants to the Trust’s investment advisors and any entity controlling, controlled by or under common control with the investment advisors that provides ongoing services to the Trust (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.

The aggregate fees billed by E&Y for the indicated services rendered to the Trust for the last two fiscal years were:

	2013	2014
Audit Fees	$436,815	$284,344
Audit-Related Fees	$6,630	$0
Tax Fees	$197,117	$223,360
All Other Fees	$0	$0

“Audit-Related Fees” are those related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the funds’ Form N-CSR filing not disclosed under “Audit Fees.”

“Tax Fees” are those related to the review of the Trust’s tax returns.

The Board has adopted policies and procedures with regard to the pre-approval of services provided by E&Y. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the

Trust and those non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has previously determined that Mr. Shary, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. In 2013 and 2014, 100% of the non-audit services provided to the Trust were pre-approved by the Audit Committee under the policies and procedures described above.

The percentage of hours expended by E&Y on the audit of the Trust’s financial statements for the fiscal year ended December 31, 2014 that were attributed to work performed by individuals other than E&Y full-time, permanent employees was less than 50 percent.

The aggregate non-audit fees billed by E&Y to the Trust’s investment advisor and other Affiliated Services Providers for the Trust’s last two fiscal years were:

Fiscal Year Ended December 31	Aggregate Non-Audit Fees Billed
2013	$260,550
2014	$248,360

The Audit Committee has considered and determined that the provision of non-audit services provided to the Trust’s investment advisor and other Affiliated Service Providers that were not pre-approved in accordance with the Trust’s pre-approval policy is compatible with its auditor’s independence. E&Y, the independent accountants for the Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to the Trust.

SHARE OWNERSHIP INFORMATION

Unlike the Funds, which are available to and owned by retail investors, the VA Funds are sold only to separate accounts of Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company, Lincoln Insurance Company, Nationwide Insurance Company, Delaware Life Insurance Company, Forethought Life Insurance Company, and Transamerica Life Insurance Company for use with their respective variable insurance contracts and policies, and their variable insurance and annuity products own 100% of the outstanding shares of the VA Funds.

The following table sets forth information for each class of shares of the Funds and VA Funds as of the Record Date, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds’ or VA Funds’ outstanding securities, as noted.

Name and Address	Class	Shares	Percentage of Class Outstanding (%)

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Funds and VA Funds.

PORTFOLIO TRANSACTIONS

The Trust does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds or Contracts which are funded by shares of the VA Funds may participate in brokerage commissions. The Trust does not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY DECEMBER 17, 2015 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name:	Jay S. Fitton
Title:	Secretary

APPENDIX A

Comparison of Funds upon commencement of New Advisory Agreement

	Current Agreements	New Advisory Agreement
Name	Huntington Dividend Capture Fund	Rational Dividend Capture Fund
Principal Investment Strategies

The Fund normally invests at least 80% of its assets in dividend-paying stocks, included preferred stocks and real estate investment trusts (“REITs”), and the Advisor focuses on those it believes are undervalued or out of favor. The Fund may invest in convertible bonds and other securities that contain aspects of both stocks and bonds. The Advisor will also frequently purchase stocks in the short period prior to the ex-dividend date (the interval between the announcement and the payments of the next dividend) which increases the amount of trading costs the Fund will incur.

The Fund generally invests in mature, middle and large-capitalization U.S. corporations. Quantitative analysis is used to identify stocks that the Advisor believes are undervalued relative to the market and to the security’s historic valuations. The Advisor then uses a qualitative stock selection model based on earnings expectations and supplemental valuation measures to narrow the list of stocks to the most attractive.

The Fund will be managed similarly.

The Fund normally invests at least 80% of its assets in dividend-paying stocks, including preferred stocks and real estate investment trusts (“REITs”). The Fund may invest in convertible bonds or other securities that contain aspects of both stocks and bonds.

The Fund generally invests in middle and large-capitalization U.S. corporations. Quantitative analysis is used to identify high quality, dividend paying stocks. The quantitative models focus on dividend yield, historical volatility of the stock and the company’s dividend policy. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Principal Risks

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing

No material change

interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Portfolio Turnover Risk. The Fund actively trades securities, which could increase its transaction costs (thereby lowering its performance).

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Name	Huntington Global Select Markets Fund	Rational Risk Managed Emerging Markets Fund
Principal Investment Strategies	The Fund normally pursues its investment objective by investing in equity and fixed income securities in the United States and in developed and emerging markets throughout the world. The proportions of the Fund’s assets invested in equity and fixed income securities vary based on the Advisor’s interpretation of economic conditions and underlying securities values. The Advisor generally allocates the Fund’s investments across different countries and regions, and under normal market conditions, the Fund invests significantly (at least 40% — unless market conditions are not deemed favorable by the Advisor, in which case the Fund invests at least 30%) in securities of issuers based outside the United States. The Fund may invest in

Fund will be managed similarly. The fund also Invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of issuers and currencies that are organized, have a majority of their assets, or generate the majority of their operating income in emerging markets. The Fund may invest up to 20% of its total assets in the securities of issuers located in frontier markets.

The Sub-Adviser believes that investment opportunities are driven by key top-down factors which play a dominant role in earnings potential, investor sentiment and in setting stock price multiples. Hence their equity and fixed income securities of issuers of any market capitalization.

The Advisor will employ continuous “top-down” macro economic analysis to identify those countries believed to have the best prospects for sustainable growth. A “bottom up” process will then identify securities expected to provide what the Advisor believes will be superior risk-adjusted returns in those countries. By investing in equities and fixed income securities in developed and emerging markets, the Fund seeks to moderate volatility compared to investing solely in emerging market equities. The Fund has no maturity restrictions on the fixed income securities in which it invests.

The Fund may also invest in exchange-traded funds (“ETFs”) to gain exposure to developed and emerging markets as an alternative to investing directly in equity and fixed income securities.

investment process places a heavy emphasis on the evaluation of the global top-down framework. Cambridge seeks to identify the key macroeconomic and structural themes that they think are changing and that will impact markets going forward. The determination of consensus views is an important ingredient of their assessments. The Sub-Adviser particularly seeks top-down themes that they think are misunderstood or ripe for change in ways not anticipated by others. Their evaluation of the top-down themes includes an assessment of the evolution of the economic and risk framework in the world’s developed markets with an emphasis on how this framework will influence the emerging markets. Regional, country and sector themes in the emerging markets are then systematically reviewed in this broader framework.

Currency exposures are a related source of portfolio risk and reward and are explicitly managed. Although the Sub-Adviser’s bias is to be long emerging market currencies, there are times when the signals from their proprietary currency models motivate them to hedge their exposures.

The Fund may also invest in exchange-traded funds (“ETFs”) to gain exposure to emerging markets as an alternative to investing directly in equity income securities.

Principal Risks

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the

No material change

securities, which would cause the Fund to lose money.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Manager Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Name	Huntington Real Strategies Fund	Rational Real Strategies Fund
Principal Investment Strategies

The Fund normally pursues its objective by making investments that have performed well relative to general U.S. stocks and bonds during periods of increased inflation. The Fund implements its strategy by investing in a combination of the following types of securities:

•     Real estate investment trusts (“REITs”) that own commercial or residential properties, timberlands and other real estate or that provide real estate financing;

•     Equity securities issued by corporations engaged in real estate-related or commodities-related businesses, index-based securities and investment companies that invest in such equity securities, and other securities representing interests in cash flows or returns from real estate or commodities;

•     Publicly traded partnerships and trusts, including exchange traded commodity funds (“ETCFs”) and master limited partnerships (“MLPs”), that (1) invest in real estate or commodities, or in derivative contracts for real estate, commodities or related indices, or (2) conduct real estate-related or commodities-related businesses; and

•     Inflation-Protected Securities (“IPS”) issued by U.S. and non-U.S. governments, their agencies or instrumentalities and by corporations, that are structured to provide protection against inflation, and other fixed income securities that historically have provided protection against inflation.

For purposes of this investment strategy, commodities include any physical good used principally in the manufacture or production of products, or the construction of facilities, including without limitation, agricultural products, minerals and energy. The Fund will treat a good as a commodity after it has been harvested or extracted, and after it has been processed or manufactured into another form.

No material change

In addition, an issuer is “real estate-related” if it engages primarily in the business of (1) acquiring, developing, managing or financing real estate or (2) providing goods, equipment or services to companies engaged in such businesses. An issuer is “commodities-related” if it engages primarily in the business of (1) growing, harvesting, transporting, processing or selling crops (including timber) or livestock, (2) finding, extracting, transporting, refining, manufacturing or selling minerals, (3) generating, transporting or selling electricity, or (4) providing goods, equipment or services to companies engaged in any of the foregoing businesses.

The Advisor bases the Fund’s investment strategy on its evaluation of the current and expected market conditions for real estate and commodities, and its outlook for inflation in the United States.

Under ordinary market conditions, the Fund will hold IPS to the extent that the Advisor cannot find more favorable real estate-related and commodities-related investment opportunities. IPS will include U.S. Treasury Inflation-Protected Securities (“TIPS”), other U.S. dollar denominated fixed income securities issued by U.S. government agencies and instrumentalities or corporations, and derivatives contracts, with inflation protection provisions (including adjustable interest rates).

The Fund is not limited as to the minimum or maximum amount of its assets it may invest in real estate-related, commodities-related or inflation-protected investments, or in any combination thereof. In addition, the Fund’s investment strategy may result in investment of more than 25% of its portfolio in certain business sectors (such as energy or mining) or in certain geographic regions or countries.

The Fund may invest in securities issued by U.S. and foreign governments and companies, and in securities denominated in foreign currencies. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective.

Principal Risks

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Agriculture Risk. Investments in agriculture-related companies are subject to the same risks as investments in agricultural commodities, such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political and regulatory developments.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to

No material change

registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Inflation-Protected Securities (“IPS”) Risk. While IPS adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. In addition, the tax and other characteristics of IPS held by the Fund could require the Fund to liquidate other portfolio securities at disadvantageous times in order to pay taxes, and could cause fluctuations in the Fund’s income distributions.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mineral and Mining Risk. The Fund’s investment in minerals and mining related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, which could lead to significant and rapid fluctuations in the value of mining related investments held by the Fund.

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Name	Huntington Situs Fund	Rational Defensive Growth Fund
Principal Investment Strategies

The Fund normally pursues its investment objective by investing primarily in equity securities of companies whose geographical, political and/or demographic situs positions them to outperform other companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”), will be investment-grade at the time of investment. If a security has not received a rating from an NRSRO, the Fund must rely entirely upon the Advisor’s credit assessment that the security is comparable to investment-grade.

Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities. The Fund may also invest up to 20% of its assets in the equity securities of foreign issuers.

In managing the Fund’s portfolio, the Advisor utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics. While the Fund may invest in companies of any size, smaller companies tend to be best positioned to outperform due to situs factors.

The Advisor also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities.

The Fund normally pursues its investment objective by investing primarily in equity securities of companies in defensive growth sectors. Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities, including common stocks and preferred stocks.

The Fund generally invests in small and middle-capitalization U.S. companies, although it can invest in companies of any market capitalization. In managing the Fund’s portfolio, the Advisor utilizes a quantitative screening process that first identifies defensive growth sectors and then identifies the most robust companies in those sectors. Defensive growth sectors include groups of related businesses that exhibit or have the potential to exhibit better risk adjusted returns than the equity market indexes. Robust equities include common stocks that performed well during previous periods of market turmoil. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Consistent with its objectives, the Fund may invest in options on equity securities that meet the quantitative screening criteria. An option grants the holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date.

Consistent with its objective, the Fund may invest in options, futures and other derivative contracts such as swaps. An option grants to a holder the right, but not the obligation, to buy or sell an asset, including securities, at a specified price on or before a specified date. Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Principal Risks

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Derivative Contracts and Hybrid Instruments Risk. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Derivative Contracts and Hybrid Instruments Risk. A Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks described in the prospectus or SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an underlying security (or position) should be substantially offset by gains on the hedged

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Hedging Risk. When a derivative contract is used as a hedge against an opposite position that the Fund holds, any loss on an investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector or focuses its Fund investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a mutual fund that is more widely diversified. The sectors in which the Fund may invest in more heavily will vary.

underlying security (or position) should be substantially offset by gains on the hedged investment, and vice versa. Because it may not always be possible to perfectly offset one position with another, there is no assurance that the Fund’s hedging transactions will be effective.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Name	Huntington Balanced Allocation Fund	Rational Strategic Allocation Fund
Principal Investment Strategies	The Fund seeks to achieve its objective by investing in a combination of underlying Huntington Funds and Huntington Strategy Shares which are also managed by the Advisor, as well as unaffiliated mutual funds and ETFs (the “Underlying Funds”); with an asset allocation target of 60% Equity and 40% Income, which may include up to 15% in Money Market instruments. Utilizing optimization software and both internal and external research, the Advisor analyzes the economy and the capital markets to determine the optimal allocations to the various Underlying Funds. The Equity portion of the Fund’s portfolio is significantly weighted to large-cap domestic equity funds and international equity funds, but also includes weightings to mid-cap equities and small-cap equities. The Advisor allocates the Income portion of the Fund’s portfolio to the Underlying Funds based on the Advisor’s interest rate and fixed income forecasts and its analysis of credit quality, sector emphasis and the duration of the portfolio. The Advisor reviews the allocations to the Underlying

Fund will be managed similarly, but the Advisor may also allocate a percentage of the Fund’s assets to the Real Strategies Fund, as well as to other equity and income strategies, with a primary goal of reducing volatility.

Funds within the stated targets on an ongoing basis and adjusts them based on the analysis of current research and macroeconomic factors. Note that variations in the Equity and Income asset allocation targets are permitted up to 10% in either direction. Although variations beyond the 10% range are generally not permitted, the Advisor may determine in light of market or economic conditions that the normal percentage limitations should be exceeded as a temporary defensive position to protect the Fund or to help achieve its goal.

The Underlying Funds as a group hold a wide range of equity type securities. These include (but are not limited to) small-, mid- and large-capitalization stocks; domestic and foreign securities (including emerging market securities); and sector holdings, such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy which, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds focus their investment strategy on fixed-income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The fixed-income Underlying Funds collectively hold various types of debt instruments, such as corporate bonds and mortgage-backed, government-issued, domestic and international securities.

For defensive purposes, in abnormal market conditions, or to meet redemption requests or make anticipated cash payments, the Fund may temporarily invest extensively in cash and cash equivalents. In taking these measures, the Fund might not achieve its investment goal.

Principal Risks

Advisor’s Potential Conflict Risk. Because the Advisor is primarily responsible for managing both the Fund and certain Underlying Funds, the Advisor is subject to conflicts of interest with respect to how it allocates the Fund’s assets among the Underlying Funds.

Allocation Risk. Because the Fund must allocate its assets among each of three asset classes, the Fund has less flexibility in its investment strategy than other funds which may invest all of their assets in a single asset class.

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Class/Sector/Region Focus Risk. If the Fund invests more than 25% of its net assets in a particular asset class, or securities of issuers within a particular market sector or geographic region, it is subject to increased risk. Performance will generally depend on the performance of the class, sector or region, which may differ in direction and degree from that of the overall U.S. stock or bond markets. In addition, financial, economic, business and political developments affecting the class, sector or region may have a greater effect on the Fund.

Counterparty Risk. The value of the Fund’s investments may be adversely affected if an issuer’s securities experience a credit downgrade; an issuer or guarantor of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Fund may also be subject to the following as principal risks:

Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and could increase the amount of taxes you owe by generating short-term gains, which may be taxed at a higher rate.

Agriculture Risk. Investments in agriculture-related companies are subject to the same risks as investments in agricultural commodities, such as adverse weather conditions, embargoes, tariffs, and adverse international economic, political and regulatory developments.

Commodities-Related Investment Risk. Neither the Advisor nor the Fund anticipate being subject to registration or regulation by the Commodities Futures Trading Commission (“CFTC”) as a commodity pool, commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the Commodity Exchange Act (“CEA”) as a result of the Fund’s commodities-related investments. However, should the Advisor or the Fund be deemed to fall under these categories, then the Advisor would be subject to registration and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation as a commodity pool under the CEA. A Fund may incur additional expenses as a result of the registration and regulation obligations and certain investments may be limited or restricted.

Energy Risk. Investments in energy-related companies may fluctuate substantially in value over both short and long periods, based on changes in the prices and supplies of oil and other energy fuels.

Inflation-Protected Securities (“IPS”) Risk. While IPS adjust positively in response to inflation, their value may under certain circumstances decline or underperform relative to other fixed-income securities. In addition, the tax and

Derivative Contracts and Hybrid Instruments Risk. Derivatives contracts and hybrid instruments involve risks different from, and possibly greater than, traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund, and interest rate, credit, currency, liquidity and leverage risks. For additional information regarding these risks, see the “Investment Risks” section in the Fund’s Statement of Additional Information.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Extension Risk. When interest rates rise, anticipated prepayments may occur at a slower-than expected rate, thus effectively extending the maturity of mortgage-backed other characteristics of IPS held by the Fund could require the Fund to liquidate other portfolio securities at disadvantageous times in order to pay taxes, and could cause fluctuations in the Fund’s income distributions.

Mineral and Mining Risk. The Fund’s investment in minerals and mining related companies are subject to the same risks as direct investments in minerals. Mineral prices rise and fall in response to many factors, which could lead to significant and rapid fluctuations in the value of mining related investments held by the Fund.

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

securities. Prices of longer-term securities generally fluctuate more widely in response to changes in interest rates than prices of shorter-term securities.

Fee Layering Risk. Because the Fund may invest its assets in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Foreign Investment/Currency Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Growth Investing Risk. The growth stocks in which the Fund invests are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security when it wants to, which could cause the Fund to continue to hold the security and thereby incur a loss.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities, particularly those with complex or highly variable terms, such as CMOs, entail greater prepayment and liquidity risks than other fixed-income securities. As a result, their prices may be more volatile and their trading market may be more limited than that of other fixed income securities.

Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise as quickly as the prices of other fixed-income securities.

Value Investing Risk. Due to their low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.

APPENDIX B

Comparison of VA Funds upon commencement of New VA Advisory Agreement

	Current Agreement	New VA Advisory Agreement
Name	Huntington VA Dividend Capture Fund	Rational VA Dividend Capture Fund
Principal Investment Strategies

The Fund normally invests at least 80% of its assets in dividend-paying stocks, included preferred stocks and real estate investment trusts (“REITs”), and the Advisor focuses on those it believes are undervalued or out of favor. The Fund may invest in convertible bonds and other securities, such as preferred stock and REITs, that contain aspects of both stocks and bonds. The Advisor will also frequently purchase stocks in the short period prior to the ex-dividend date (the interval between the announcement and the payments of the next dividend) which increases the amount of trading costs the Fund will incur.

The Fund generally invests in mature, middle and large-capitalization U.S. corporations. Quantitative analysis is used to identify stocks that the Advisor believes are undervalued relative to the market and to the security’s historic valuations. The Advisor then uses a qualitative stock selection model based on earnings expectations and supplemental valuation measures to narrow the list of stocks to the most attractive.

The Fund will be managed similarly.

The Fund normally invests at least 80% of its assets in dividend-paying stocks, including preferred stocks and real estate investment trusts (“REITs”). The Fund may invest in convertible bonds or other securities that contain aspects of both stocks and bonds.

The Fund generally invests in middle and large-capitalization U.S. corporations. Quantitative analysis is used to identify high quality, dividend paying stocks. The quantitative models focus on dividend yield, historical volatility of the stock and the company’s dividend policy. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Principal Risks

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

No material change

Interest Rate Risk. The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Portfolio Turnover Risk. The Fund actively trades securities, which could increase its transaction costs (thereby lowering its performance).

Real Estate/REIT Risk. The Fund’s investment in REITs is subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

Name	Huntington VA Situs Fund	Rational VA Insider Buying Fund
Principal Investment Strategies	The Fund normally pursues its investment objective by investing primarily in equity securities of companies whose geographical, political and/or demographic situs positions them to outperform other companies. Equity securities include common stocks, preferred stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks which, if rated, will be investment-grade at the time of investment. If a security has not received a rating, the Fund must rely entirely upon the Advisor’s credit assessment that the security is comparable to investment-grade.

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and

Under normal market conditions, the Advisor invests at least 80% of the Fund’s assets in equity securities. The Fund may also invest up to 20% of its assets in the equity securities of foreign issuers.

In managing the Fund’s portfolio, the Advisor utilizes a screening process that identifies companies based on situs, which is one or more geographical locations that are positioned and likely to allow the companies to outperform those in other locations. Examples of situs advantages include favorable political, social or economic factors or population demographics. While the Fund may invest in companies of any size, smaller companies tend to be best positioned to outperform due to situs factors.

The Advisor may choose to invest up to 20% of its assets in companies located in emerging markets. In selecting emerging market countries, the Advisor reviews the country’s economic outlook, its interest and inflation rates, and the political and foreign exchange risk of investing in a particular country. The Advisor then analyzes companies located in particular emerging market countries.

The Advisor also employs fundamental analysis, valuation techniques, and technical analysis. Fundamental analysis focuses on qualitative aspects of the company’s product, management, and competitive strategy. Valuation techniques include quantitative screens to review historical earnings, revenue, and cash flow. Technical analysis will be deployed as it relates to the timing of trading the securities.

selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks

Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

Credit Risk. Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceed repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on changes in a company’s financial condition and on market and economic conditions.

Foreign Custodial Services and Related Investment Costs Risk. Foreign custodial services are generally more expensive in foreign jurisdictions than in the United States. In addition, because the procedures for settling securities transactions in foreign markets differ from those in the United States, it may be more difficult for the Fund to make intended purchases and sales of securities in foreign countries.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Investment Style Risk. The type of securities in which the Fund invests may underperform other assets or the overall market.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

ATTACHMENT A

FORM OF INVESTMENT ADVISORY AGREEMENTS

ATTACHMENT B

FORM OF SUBADVISORY AGREEMENT

ATTACHMENT C

FORM OF RULE 12B-1 DISTRIBUTION PLAN